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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K/A1

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         March 23, 2000
                         Date of Report
               (Date of Earliest Event Reported)

                       CAPITAL GROWTH, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                        33-24138-D              87-0463772
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                      55 West 200 North
                         Provo, Utah 84601
            (Address of Principal Executive Offices)

                        (801) 377-1758
                 Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          See Item 5; and Item 7, Exhibits.

Item 2.   Acquisition or Disposition of Assets.

          See Item 5; and Item 7, Exhibits.

Item 5.   Other Events.

         On August 31, 2000, the Company signed an amended Letter of Intent with Imagenetix, Inc. ("Imagenetix") pursuant to which the Company may acquire 100% of the outstanding common stock of Imagenetix in an exchange of "restricted securities" (common stock) of the Company. A copy of the amended Letter of Intent is attached hereto and incorporated herein by reference. See
Item 7.

          No assurance can be given that the reorganization outlined in the Letter of Intent will be completed as contemplated.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          2 Amended Letter of Intent signed as of August 31, 2000, regarding proposed reorganization.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CAPITAL GROWTH, INC.

Date: 8/31/2000               By:/s/ David N. Nemelka
                              --------------------------------------
                              David N. Nemelka
                              Sole Officer and Director